UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2024 (February 21, 2024)

REVELSTONE CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41178	87-1511157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14350 Myford Road

Irvine, CA 92606

(Address of principal executive offices, including zip code)

(949) 751-7518

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	RCACU	The Nasdaq Stock Market, LLC

Class A Common Stock, par value $0.0001 per share	RCAC	The Nasdaq Stock Market, LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	RCACW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting held on February 21, 2024, Revelstone Capital Acquisition Corp. (the “Company”), filed an amendment to its second amended and restated certificate of incorporation (the “Charter”) with the Delaware Secretary of State on February 21, 2024 (the “Charter Amendment”), giving the Company the right to extend the date by which it has to complete a business combination to May 21, 2024. However because the Company has determined that it will be unable to consummate the Merger or any other initial business combination in the timeframe provided in the Charter, the Company will be required to liquidate and dissolve as soon as reasonably practicable.

Item 8.01. Other Events.

The board of directors of Revelstone has determined that the Company will not be able to complete the Merger or any other initial business combination within the timeframe provided in the Company’s Charter, and the Company will therefore liquidate and dissolve in accordance with its terms. The Company will redeem all of the outstanding public shares of common stock that were included in the units issued in its initial public offering (the “Public Shares”). Accordingly, the Company is working with the trustee to effect the liquidation in accordance with the terms of its Charter and as set forth in the prospectus issued in connection with the Company’s initial public offering.

In order to provide for the disbursement of funds from the Company’s trust account (the “Trust Account”), the Company has instructed the trustee of the Trust Account, to take all necessary actions to liquidate the securities held in the Trust Account. The proceeds of the Trust Account will be held in a non-interest bearing account while awaiting disbursement to the holders of the Public Shares. Record holders of the Public Shares will receive their pro rata portion of the proceeds of the Trust Account (less $100,000 interest to pay dissolution expenses) by delivering their Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of the Public Shares held in “street name,” however, will not need to take any action in order to receive the expected per-share redemption price. The redemption of the Public Shares is expected to be completed as soon as possible.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Amendment No. 3 to the Second Amended and Restated Certificate of Incorporation of Revelstone Capital Acquisition Corp. dated February 21, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVELSTONE CAPITAL ACQUISITION CORP.

	By:	/s/ Morgan Callagy
		Name:	Morgan Callagy
		Title:	Co-Chief Executive Officer

Dated: February 27, 2024

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